UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2015

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00926 (Commission File Number)	80-0741103 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Appointment of Chief Compliance Officer

Effective April 1, 2015, the board of directors of FS Investment Corporation II (the “Company”) appointed Mr. James F. Volk as the chief compliance officer of the Company. Mr. Volk replaces Salvatore Faia, who had served as the Company’s chief compliance officer since February 2012 pursuant to an agreement with Vigilant Compliance, LLC.

Set forth below is biographical information pertaining to Mr. Volk:

James F. Volk

Prior to joining Franklin Square Holdings, L.P. as a senior vice president of fund compliance in October 2014, Mr. Volk, 52, was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI Investment Company’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the U.S. Securities and Exchange Commission’s Division of Investment Management and a senior manager for PricewaterhouseCoopers. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting and is an active Certified Public Accountant.

Effective April 1, 2015, the board of directors of each of FS Investment Corporation, FS Investment Corporation III, FS Energy and Power Fund, FS Energy and Power Fund II, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D also appointed Mr. Volk as the chief compliance officer of the respective fund.

Reduction of Base Management Fee

Pursuant to the investment advisory and administrative services agreement between the Company and FSIC II Advisor, LLC, its investment adviser (“FSIC II Advisor”), dated as of February 8, 2012 (the “Advisory Agreement”), the Company has agreed to pay FSIC II Advisor a base management fee of 2.0% of the average value of the Company’s gross assets, payable on a quarterly basis in arrears, as well incentive fees based on the performance of the Company’s portfolio.

The Company previously disclosed that it intends to seek to complete a liquidity event for the Company’s stockholders within five years following the completion of the Company’s offering stage, which occurred in March 2014.  In connection with an anticipated liquidity event, FSIC II Advisor has agreed, effective March 5, 2015, to permanently waive a portion of the base management fee to which it is entitled under the Advisory Agreement so that the fee received equals 1.75% of the average value of the Company’s gross assets.  There can be no assurance that the Company will complete a liquidity event within a specified time period or at all.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	April 6, 2015	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President